1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 23, 2003
                                                        (October 23, 2003)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9318                                            13-2670991
(Commission File Number)                       (IRS Employer Identification No.)


One Franklin Parkway, San Mateo, California                              94403
     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable

Item 7.   Financial Statements and Exhibits

(c) Exhibits

    99.1  Press Release issued on October 23, 2003 by Franklin Resources, Inc.

Item 12.  Results of Operations and Financial Condition

On October 23, 2003, Franklin Resources, Inc. issued a press release announcing its financial results for the fourth quarter and year ended September 30, 2003. The full text of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act, as amended, and is not incorporated by reference in any filing of the company, whether made before or after the date of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RESOURCES, INC.
                                    (Registrant)


Date: October 23, 2003              /s/ Barbara J. Green
                                    ----------------------------
                                    Barbara J. Green
                                    Vice President, Deputy General Counsel and
                                    Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release issued on October 23, 2003 by Franklin Resources,
                Inc.